BioLargo

We Make Life Better

May 18, 2023 OTCQB: BLGO Westminster, CA

BioLargo

We Make Life Better

BioLargo Engineering, Science & Technologies

BioLargo Water

ONM Environmental Products and Services

CLYRA™ Medical Technologies Inc

Environmental Group

Medical subsidiary – plan is to spin-out when ready





AEC
AQUEOUS ELECTROSTATIC
CONCENTRATOR

PFAS Commercial Update





POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Ikigai Marketing Works)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
  - ONM would receive 20% of exit
- Recently launched at Walmart, national expansion underway in Q2 2023
- Chewy now adopted, other retailers in process of onboarding
- **Pooph revenues expected to grow**


COUCH
POOPH IT!


THEIR BED
POOPH IT!

BioLargo Sodium-Sulfur Battery

Compared to Lithium and other ion-based batteries:

- Competitive energy density
- Targeting fixed site energy storage
- Safer, more thermally stable
- More cost-effective
- Unlimited charge/discharge cycles
- 100% domestic supply possible
- Far superior environmental outcomes
- **Better option for long duration energy storage (LDES), an important emerging market**

Pictured: single standard DD cell. Each 25 KWh unit comprised of ~1000 cells.


BioLargo
Engineering, Science & Technologies

CLYRA™
Medical Technologies Inc

- **BioLargo owns 58%**
- Spin-off strategy
- FDA 510(k) cleared
- First customers secured
- Three channel partnerships in negotiation
- National sales director hired
- Manufacturers Reps signing up

Orthopedic


bioclynse

Wound and Burn


bioclynse
CLYRA

Dental and Oral Surgery


oraclyr
oraclyr

Clyra™ Antimicrobial Platform
Infection Prevention & Control



QUARTERLY REVENUE (2021 TO Q1 2023)
Revenue
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
MILLIONS
8-quarter average: 29.4% increase
-19%
+53%
+10%
+23%
+37%
+13%
+40%
+78%*
132% annual increase vs. 2021
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance


REVENUE VS DEBT
Revenue
Debt
MILLIONS
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance



REVENUE VS NET LOSS
Revenue
Net Loss
$5.0
$4.0
$3.0
$2.0
$1.0
$0
-$1.0
-$2.0
-$3.0
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance


REVENUE VS SG&A
Revenue
SG&A
MILLIONS
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance


REVENUE VS NET CASH GENERATED/USED IN OPERATING ACTIVITIES
Revenue
Net cash used/generated in operating activities
$4.0
$3.0
$2.0
$1.0
$0
-$1.0
-$2.0
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2021
2022
2023

Trends are not necessarily indicative of future performance


NET STOCKHOLDER'S EQUITY (5.25 YEARS)
$3.55M
$4.0
$3.0
$2.0
$1.0
$-
-$1.0
-$2.0
-$3.0
MILLIONS
2018
2019
2020
2021
2022
2023 (Q1 ONLY)
Increase of >$5.5 million

Trends are not necessarily indicative of future performance

Additional Financial Information

Consolidated Revenues

$3,742,000 revenue Q1	+78% vs Q4 2022 +288% vs Q1 2022

- Q1 2023 revenues 78% greater than Q4 2022
- Net loss reduced to $494,000, down from $1,544,000 in Q1 2022 (68% decrease)
- Substantially improved cash position: $3,264,000, compared to $974,000 in Q1 2022

Subsidiaries

ONM Environmental

$3,543,000 revenue Q1	+86% vs Q4 2022 +491% vs Q1 2022
$1,387,000 operating income	Compared to $13,000 operating income in Q1 2022

BioLargo Engineering

$193,000 revenue Q1*	-1% vs Q4 2022 -46% vs Q1 2022
$368,000 operating loss	Compared to $35,000 operating loss in Q1 2022

*Reminder: $170,000 of intersegment BLEST revenue eliminated in consolidation

BioLargo Water

- No revenues
- Operating loss of $184K
- R&D was 73% of net loss

Clyra

- $6K in revenues
- Net loss of $426K

The BioLargo
Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

ONM ENVIRONMENTAL

BioLargo® Water

BioLargo Engineering, Science & Technologies

CLYRA

ODIN

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com